THE SERVICEMASTER COMPANY
(IN THOUSANDS)


 SEGMENT SUMMARIES
                                          FOR THE THREE MONTHS ENDED MARCH 31,           FOR THE THREE MONTHS ENDED JUNE 30,
                                          2005          2004         % Change            2005           2004         % Change
                                       -----------   ------------   ------------      ------------   -----------    -----------
    OPERATING REVENUE:
       TruGreen ChemLawn  . . . .. . .  $ 123,336      $ 125,408            -2%         $ 357,483     $ 336,035             6%
       TruGreen LandCare .. . . .. . .     99,646         99,251             0%           120,300       117,675             2%
       Terminix . . .. . .. . . .. . .    247,745        236,796             5%           305,616       282,318             8%
       American Home Shield . . .. . .    111,010        102,797             8%           144,286       133,462             8%
       Other Operations. .. . . .. . .     42,023         38,655             9%            42,942        39,529             9%
                                       -----------   ------------   ------------      ------------   -----------    -----------
    TOTAL OPERATING REVENUE . . .. . .  $ 623,760      $ 602,907             3%         $ 970,627     $ 909,019             7%
                                       ===========   ============   ============      ============   ===========    ===========

    OPERATING INCOME:
       TruGreen ChemLawn  . . . .. . .   $ (7,307)       $ 2,030            N/M          $ 70,937      $ 65,679             8%
       TruGreen LandCare .. . . .. . .       (301)        (4,928)           94%            (2,334)          218            N/M
       Terminix . . .. . .. . . .. . .     30,765         36,254           -15%            57,246        48,483            18%
       American Home Shield . . .. . .     14,273         10,116            41%            23,678        23,837            -1%
       Other Operations. .. . . .. . .    (11,056)       (10,228)           -8%           (12,560)      (11,186)          -12%
                                       -----------   ------------   ------------      ------------   -----------    -----------
    TOTAL OPERATING INCOME  . . .. . .   $ 26,374       $ 33,244           -21%         $ 136,967     $ 127,031             8%
                                       ===========   ============   ============      ============   ===========    ===========


                                          FOR THE THREE MONTHS ENDED SEPTEMBER 30,       FOR THE THREE MONTHS ENDED DECEMBER 31,
                                          2005          2004         % Change            2005           2004         % Change
                                       -----------   ------------   ------------      ------------   -----------    -----------
    OPERATING REVENUE:
       TruGreen ChemLawn  . . . .. . .  $ 341,200      $ 324,540             5%         $ 202,622     $ 194,833             4%
       TruGreen LandCare .. . . .. . .    117,443        113,934             3%           115,934       107,973             7%
       Terminix . . .. . .. . . .. . .    266,986        253,235             5%           235,938       224,551             5%
       American Home Shield . . .. . .    154,599        137,961            12%           118,792       113,175             5%
       Other Operations. .. . . .. . .     45,264         43,100             5%            46,313        42,840             8%
                                       -----------   ------------   ------------      ------------   -----------    -----------
    TOTAL OPERATING REVENUE . . .. . .  $ 925,492      $ 872,770             6%         $ 719,599     $ 683,372             5%
                                       ===========   ============   ============      ============   ===========    ===========

    OPERATING INCOME:
       TruGreen ChemLawn  . . . .. . .   $ 80,194       $ 82,015            -2%          $ 27,934      $ 25,942             8%
       TruGreen LandCare .. . . .. . .       (781)        (2,032)           62%             7,733         2,260           242%
       Terminix . . .. . .. . . .. . .     34,060         26,695            28%            23,497        21,395            10%
       American Home Shield . . .. . .     22,851         23,433            -2%            10,157        14,600           -30%
       Other Operations. .. . . .. . .    (12,478)       (12,001)           -4%           (16,425)      (18,274)           10%
                                       -----------   ------------   ------------      ------------   -----------    -----------
    TOTAL OPERATING INCOME  . . .. . .  $ 123,846      $ 118,110             5%          $ 52,896      $ 45,923            15%
                                       ===========   ============   ============      ============   ===========    ===========


                                          FOR THE TWELVE MONTHS ENDED DECEMBER 31,
                                          2005          2004         % Change
                                       -----------   ------------   ------------
    OPERATING REVENUE:
       TruGreen ChemLawn  . . . .. . . $ 1,024,641     $ 980,816             4%
       TruGreen LandCare .. . . .. . .     453,323       438,833             3%
       Terminix . . .. . .. . . .. . .   1,056,285       996,900             6%
       American Home Shield . . .. . .     528,687       487,395             8%
       Other Operations. .. . . .. . .     176,542       164,124             8%
                                       -----------   ------------   ------------
    TOTAL OPERATING REVENUE . . .. . . $ 3,239,478   $ 3,068,068             6%
                                       ===========   ============   ============

    OPERATING INCOME:
       TruGreen ChemLawn  . . . .. . .  $ 171,758      $ 175,666            -2%
       TruGreen LandCare .. . . .. . .      4,317         (4,482)           N/M
       Terminix . . .. . .. . . .. . .    145,568        132,827            10%
       American Home Shield . . .. . .     70,959         71,986            -1%
       Other Operations. .. . . .. . .    (52,519)       (51,689)           -2%
                                       -----------   ------------   ------------
    TOTAL OPERATING INCOME  . . .. . .  $ 340,083      $ 324,308             5%
                                       ===========   ============   ============
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